EXHIBIT 99

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                            WFMBS MORTGAGE LOAN POOL
                               15 -YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2004-08
                            POOL PROFILE (6/15/2004)

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                                  ---------------------    ---------------------
                                                Bid                Tolerance
                                  ---------------------    ---------------------
AGGREGATE PRINCIPAL BALANCE                $375,000,000              (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-Jul-04
INTEREST RATE RANGE                           4.25-6.75
GROSS WAC                                          5.10%        (+5 bps/-5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                     25 bps
MASTER SERVICING FEE                              1 bps
WAM (in months)                                     178            (+/- 2 month)

WALTV                                                54%           (maximum +2%)

CALIFORNIA%                                        48.0%     (maximum under 50%)

AVERAGE LOAN BALANCE                           $518,000       (maximum $525,000)
LARGEST INDIVIDUAL LOAN BALANCE              $1,500,000     (maximum $1,700,000)

CASH-OUT REFINANCE%                                  19%            (maximum+5%)

PRIMARY RESIDENCE%                                   93%           (minimum -2%)

Pledged Asset%                                        0%           (maximum .5%)

SINGLE-FAMILY DETACHED%                              93%          (minimum -2'%)

FULL DOCUMENTATION%                                  37%           (minimum -2%)

Co-Op%                                              0.6%            (maximum 1%)

UNINSURED > 80% LTV%                               0.00%           (maximum +1%)

WA FICO                                             742            (minimum 735)



  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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Estimated Dispersion:
              4.500%         $534
              4.625%         $635
              4.750%      $11,966
              4.875%      $66,378
              5.000%     $154,468
              5.125%      $60,249
              5.250%      $31,965
              5.375%      $16,736
              5.500%      $11,474
              5.625%       $9,708
              5.750%       $6,298
              5.875%       $3,159
              6.000%         $366
              6.125%         $811
              6.250%         $253








               5.08%     $375,000



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
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                            WFMBS MORTGAGE LOAN POOL
                               15 -YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2004-08
                            POOL PROFILE (6/15/2004)

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
    RATING AGENCIES                                                              TBD by Wells Fargo

    PASS THRU RATE                                                                        4.75% or5.00%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                                  0.79% or4.32%

    PRICING DATE                                                                            TBD

    FINAL STRUCTURE DUE DATE                                                          12-Jun-04        5:00 PM
             Structures received or changes to structures past the due date will incur a $10,000 fee.
    SETTLEMENT DATE                                                                   29-Jul-04

    ASSUMED SUB LEVELS                                                                      AAA        1.200%
    (estimated)                                                                              AA         TBA
                                                                                              A         TBA
                                                                                            BBB         TBA
                                                                                             BB         TBA
                                                                                              B         TBA

                                                       Note:  AAA Class will be rated by two rating agencies.
                                                       AA through B Classes will be rated by one rating agency.



    WFASC Securitization Program as follows:

      1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
      2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
      3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
      4)    Wells Fargo Bank, N.A. will act as custodian.
      5)    No Floating Rate Interest-Only strips will be described as Fixed
            Rate (Normalized I/O's)

    * This Security may contain Pledged Asset Loans.

    WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2004-08. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.



    WFMBS CONTACTS                               Brad Davis (301) 846-8009
                                                 Mike Miller (301) 815-6397
                                                 Gretchen Markley (301) 846-8356


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                                       WFMBS Denomination Policy
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                                                          Minimum
                                                       Denomination       Physical        Book Entry
Type and Description of Certificates                      (1)(4)        Certificates    Certificates
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential,                 $25,000          Allowed         Allowed
Floaters, NAS, Non-complex components (subject
to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes        $100,000          Allowed         Allowed

Inverse Floater (Including Leveraged), PO,               $100,000          Allowed         Allowed
Subclasses of the Class A that provide credit
protection to the Class A, Complex
multi-component certificates

Notional and Nominal Face IO                                (2)            Allowed         Allowed

Residual Certificates                                       (3)            Required      Not Allowed

All other types of Class A Certificates                     (5)              (5)             (5)

Class B (Investment Grade)                               $100,000          Allowed         Allowed

Class B (Non-Investment Grade)                           $250,000          Required      Not Allowed
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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.